UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

JULY 31, 2007

Legg Mason Partners Diversified Strategic Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Diversified Strategic Income Fund

Annual Report  •  July 31, 2007

What’s

Inside

Fund Objective

The Fund seeks high current income.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the 12-month reporting period ended July 31, 2007. After expanding 2.4% in the second quarter of 2006, U.S. gross domestic product (“GDP”)i increased 1.1% in the third quarter and 2.1% in the fourth quarter of 2006.ii In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The economy then rebounded, as the preliminary estimate for second quarter 2007 GDP growth was a solid 4.0%, its highest rate since the first quarter of 2006. While consumer spending moderated, this was offset by a sharp increase in business spending and exports.

After increasing the federal funds rateiii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iv held rates steady at its last nine meetings. In its statement accompanying the August 2007 meeting, the Fed stated: “Financial markets have been volatile in recent weeks, credit conditions have become tighter for some households and businesses, and the housing correction is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters, supported by solid growth in employment and incomes and a robust global economy.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, after falling during the first three months of 2007, yields moved steadily higher over much of the second quarter of the year. This was due, in part, to inflationary fears, a solid job market and mounting expect-

Legg Mason Partners Diversified Strategic Income Fund         I

ations that the Fed would not be cutting short-term rates in the foreseeable future. Two-year Treasury yields spiked to 5.10% on June 14th, versus 4.58% when the second quarter began. Ten-year Treasury yields moved up even more dramatically, cresting at 5.26% on June 12th—their highest rate in five years. In contrast, 10-year Treasury yields were 4.65% at the end of March 2007. After their highs in mid June, yields then moved sharply lower, as general economic concerns regarding the subprime mortgage market triggered a “flight to quality”. As of July 31, 2007, yields on two- and 10-year Treasuries were 4.56% and 4.78%, respectively. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 5.58%.

The high yield bond market generated positive results over the 12-month period ended July 31, 2007 despite weakness late in the fiscal year. For the 12 months ended July 31, 2007, the Citigroup High Yield Market Indexvi returned 6.83%. With interest rates relatively low, demand for higher yielding bonds, overall, remained solid. The high yield market was further aided by strong corporate profits and low default rates.

Despite periods of weakness, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii gained 7.16% during the reporting period. Overall solid demand, an expanding global economy and strong domestic spending supported many emerging market countries.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments have experienced increased price volatility.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II         Legg Mason Partners Diversified Strategic Income Fund

Special Shareholder Notices

Effective May 17, 2007, the Fund is managed by a team of portfolio managers, sector specialists and other investment professionals led by S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, Carl L. Eichstaedt, Keith J. Gardner, Michael C. Buchanan and Detlev S. Schlichter. The team is responsible for overseeing the day-to-day operations of the Fund. Messrs. Leech, Walsh, Moody, Lindbloom, Eichstaedt, Gardner and Buchanan are employed by Western Asset Management Company (“Western Asset”). Mr. Schlichter is employed by Western Asset Management Company Limited (“Western Asset Limited”). Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

•

Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

•	New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into 2 Boards, with the remaining

Legg Mason Partners Diversified Strategic Income Fund         III

Boards each overseeing a distinct asset class or product type: equity or fixed income.
•

Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 30, 2007

IV         Legg Mason Partners Diversified Strategic Income Fund

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	Source: U.S. Department of Commerce Bureau of Economic Analysis, 8/30/07.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

Legg Mason Partners Diversified Strategic Income Fund         V

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. As the fiscal year began, the bond market faced a number of challenges, including signs of economic growth leading to inflationary pressures and uncertainty regarding the future actions of the Federal Reserve Board (“Fed”)i. As the period progressed, oil prices moderated, a cooling housing market triggered an economic slowdown and the Fed continued to keep short-term interest rates steady at 5.25%. Over the 12-month period ended July 31, 2007, there were several instances of increased volatility in the bond market. This was often triggered by changing perceptions regarding the economy, inflation and the monetary policy of the Fed. In addition, there were periodic “flights to quality” to higher rated bonds during periods of stock market unrest and due to general economic concerns surrounding subprime mortgages.

Overseas, bond prices tended to lag their U.S. counterparts. While the Fed chose to hold short-term interest rates steady during the reporting period, several international central banks increased rates given their stronger economies and corresponding inflationary pressures.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         1

Performance Review

For the 12 months ended July 31, 2007, Class A shares of Legg Mason Partners Diversified Strategic Income Fund, excluding sales charges, returned 4.41%. The Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Indexii, returned 5.58% for the same period. The Lipper Multi-Sector Income Funds Category Average1 increased 6.25% over the same time frame.

Performance Snapshot as of July 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Diversified Strategic Income Fund — Class A Shares	-1.66%	4.41%

Lehman Brothers U.S. Aggregate Index	1.86%	5.58%

Lipper Multi-Sector Income Funds Category Average	1.05%	6.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned -1.88%, Class C shares returned -1.86% and Class I shares returned -1.50% over the six months ended July 31, 2007. Excluding sales charges, Class B shares returned 3.85%, Class C shares returned 3.93% and Class I shares returned 4.75% over the 12 months ended July 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for Class A, B, C and I shares were 5.28%, 5.11%, 5.22% and 5.84%, respectively, for the period ending July 31, 2007. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, Class B, Class C and I shares would have been 5.26%, 5.11%, 5.22% and 5.82%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 1.01%, 1.57%, 1.50% and 0.69%, respectively. As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets for Class A and Class I will not exceed 1.00% and 0.68%, respectively until December 1, 2008.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 127 funds for the six-month period and among the 125 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

2         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Q.What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. For the majority of the reporting period, the Fund’s exposure to the high yield sector was beneficial to performance as spreads narrowed and these securities generated strong results. Elsewhere, a moderate allocation to emerging market debt enhanced results as spreads narrowed towards historically low levels. In particular, small allocations to local currency emerging market debt boosted the Fund’s performance.

What were the leading detractors from performance?

A. While our high yield exposure contributed to performance during the first 10 months of the fiscal year, these gains were essentially wiped out in June and July 2007. Over this two-month period, high yield spreads widened due to the fallout in the subprime market and the subsequent “flight to quality”. Elsewhere, holding only a small non-U.S. dollar exposure hurt Fund performance, as economic growth was more durable in both Europe and the United Kingdom. This caused these central banks to remain diligent on the inflation front and to raise interest rates several times during the reporting period. This, in turn, helped both the Euro and the Pound currencies to rise versus the U.S. dollar. Additionally, our decision to leave the Fund’s currency exposure unhedged, primarily short positions on the Euro and Pound Sterling, detracted from results as the U.S. dollar weakened.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, our U.S. dollar-denominated emerging market debt exposure was scaled back, and we added a small allocation to local currency emerging market debt.

Thank you for your investment in the Legg Mason Partners Diversified Strategic Income Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 13, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2007 and held for the six months ended July 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	(1.66)%	$1,000.00	$983.40	1.01%	$4.97

Class B	(1.88)	1,000.00	981.20	1.53	7.52

Class C	(1.86)	1,000.00	981.40	1.43	7.03

Class I(5)	(1.50)	1,000.00	985.00	0.69	3.40

(1)	For the six months ended July 31, 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,019.79	1.01%	$5.06

Class B	5.00	1,000.00	1,017.21	1.53	7.65

Class C	5.00	1,000.00	1,017.70	1.43	7.15

Class I(4)	5.00	1,000.00	1,021.37	0.69	3.46

(1)	For the six months ended July 31, 2007.
(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 7/31/07	4.41%	3.85%	3.93%	4.75%

Five Years Ended 7/31/07	6.45	5.90	5.90	6.79

Ten Years Ended 7/31/07	4.52	4.01	4.03	4.89

Inception* through 7/31/07	5.79	6.20	5.05	5.68

	With Sales Charges(4)
	Class A(5)	Class B	Class C	Class I(3)
Twelve Months Ended 7/31/07	0.04%	(0.57)%	2.95%	4.75%

Five Years Ended 7/31/07	5.53	5.74	5.90	6.79

Ten Years Ended 7/31/07	4.06	4.01	4.03	4.89

Inception* through 7/31/07	5.48	6.20	5.05	5.68

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (7/31/97 through 7/31/07)	55.64%

Class B (7/31/97 through 7/31/07)	48.12

Class C (7/31/97 through 7/31/07)	48.44

Class I(3) (7/31/97 through 7/31/07)	61.22

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	As of November 20, 2006, Class Y shares were renamed as Class I shares.
(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.

(5)	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.
*	Inception dates for Class A, B, C and I shares are November 6, 1992, December 28, 1989, March 19, 1993 and October 10, 1995, respectively.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class B Shares of the Legg Mason Partners Diversified Strategic Income Fund vs. Lehman Brothers U.S. Aggregate Index† (July 1997 — July 2007)

†	Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1997, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2007. The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and it is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the Class B shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007)

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Face Amount†	Security	Value

CORPORATE BONDS & NOTES — 60.4%
Aerospace & Defense — 0.5%
545,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$519,113
	DRS Technologies Inc., Senior Subordinated Notes:
1,455,000	6.625% due 2/1/16	1,389,525
100,000	7.625% due 2/1/18	96,500
	Hawker Beechcraft Acquisition Co.:
40,000	Senior Notes, 8.875% due 4/1/15 (a)(b)	39,700
1,095,000	Senior Subordinated Notes, 9.750% due 4/1/17 (a)	1,086,787
3,316	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26 (b)(c)(g)(h)	0
1,345,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	1,358,450

	Total Aerospace & Defense	4,490,075

Airlines — 0.2%
	Continental Airlines Inc.:
170,000	Notes, 8.750% due 12/1/11	161,500
	Pass-Through Certificates:
10,857	Series 1998-1, Class C, 6.541% due 3/15/08	10,830
292,365	Series 2000-2, Class C, 8.312% due 4/2/11	296,825
1,300,000	DAE Aviation Holdings Inc., 11.250% due 8/1/15 (a)	1,267,500

	Total Airlines	1,736,655

Auto Components — 0.2%
11,000	Goodyear Tire & Rubber Co., Senior Notes, 9.000% due 7/1/15	11,330
840,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	634,200
1,505,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	1,339,450

	Total Auto Components	1,984,980

Automobiles — 2.6%
	DaimlerChrysler North America Holding Corp.:
700,000	5.875% due 3/15/11	703,511
2,620,000	Notes, 4.050% due 6/4/08 (d)	2,582,649
	Ford Motor Co.:
	Debentures:
485,000	8.875% due 1/15/22	411,038
875,000	6.625% due 10/1/28	610,312
525,000	8.900% due 1/15/32	441,000
5,590,000	Notes, 7.450% due 7/16/31 (d)	4,332,250
	General Motors Corp., Senior Debentures:
790,000	8.250% due 7/15/23	647,800
13,800,000	8.375% due 7/15/33 (d)	11,419,500

	Total Automobiles	21,148,060

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         9

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Building Products — 0.4%
240,000	Ainsworth Lumber Co., Ltd., Senior Notes, 7.250% due 10/1/12	$174,600
1,455,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	1,491,375
800,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	692,000
980,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.131% due 3/1/14	602,700

	Total Building Products	2,960,675

Capital Markets — 0.8%
780,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	781,563
	E*TRADE Financial Corp., Senior Notes:
675,000	7.375% due 9/15/13	681,750
45,000	7.875% due 12/1/15	46,575
350,000	Goldman Sachs Group Inc., Notes, 4.500% due 6/15/10	342,012
1,000,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Series H, 4.500% due 7/26/10	964,123
	Morgan Stanley:
	Medium-Term Notes:
410,000	5.625% due 1/9/12	407,819
650,000	5.810% due 10/18/16 (e)	637,872
110,000	Notes, 3.625% due 4/1/08	108,663
1,975,000	Subordinated Notes, 4.750% due 4/1/14 (d)	1,854,420
430,000	Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13	494,891

	Total Capital Markets	6,319,688

Chemicals — 0.7%
86,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	90,300
10,000	Equistar Chemicals LP/Equistar Funding Corp., Senior Notes, 10.125% due 9/1/08	10,400
1,600,000	Georgia Gulf Corp., Senior Subordinated Notes, 9.500% due 10/15/14	1,528,000
435,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	467,625
	Lyondell Chemical Co.:
	Senior Notes:
395,000	8.000% due 9/15/14	424,625
320,000	8.250% due 9/15/16	352,000
110,000	Senior Secured Notes, 10.500% due 6/1/13	119,350
1,525,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	1,647,000
610,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	533,750
245,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	225,400

	Total Chemicals	5,398,450

Commercial Banks — 3.0%
	Glitnir Banki HF:
1,070,000	Notes, 6.330% due 7/28/11 (a)	1,096,515
2,270,000	Subordinated Notes, 6.693% due 6/15/16 (a)(d)(e)	2,351,248
	HSBC Bank USA, Notes:
50,722	7.000% due 11/1/11 (a)(e)	51,914

See Notes to Financial Statements.

10         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Commercial Banks — 3.0% (continued)
48,815	7.000% due 11/1/11 (a)(e)	$49,962
	ICICI Bank Ltd., Subordinated Bonds:
1,082,000	6.375% due 4/30/22 (a)(e)	1,028,887
870,000	6.375% due 4/30/22 (e)	821,858
460,000	Landsbanki Islands HF, 6.100% due 8/25/11 (a)	469,117
1,230,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (a)(e)(f)	1,243,792
2,060,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (a)(d)	1,954,528
220,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (a)(e)	222,476
1,880,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (a)(d)(e)(f)	1,808,603
	TuranAlem Finance BV, Bonds:
3,710,000	8.250% due 1/22/37 (a)(d)	3,292,625
550,000	8.250% due 1/22/37	488,125
5,280,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14 (d)	5,107,497
4,365,000	Wells Fargo & Co., Notes, 5.300% due 8/26/11 (d)	4,345,065
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/86 (e)	90,400

	Total Commercial Banks	24,422,612

Commercial Services & Supplies — 0.8%
875,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	870,625
	Allied Waste North America Inc., Senior Notes:
999,000	6.875% due 6/1/17	934,065
100,000	Series B, 7.250% due 3/15/15	97,000
75,000	Corrections Corporation of America, Senior Subordinated Notes, 6.250% due 3/15/13	71,063
1,165,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	1,194,125
490,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	512,050
845,000	Rental Services Corp., Senior Bonds, 9.500% due 12/1/14 (a)	828,100
2,290,000	Waste Management Inc., 6.375% due 11/15/12 (d)	2,366,385

	Total Commercial Services & Supplies	6,873,413

Consumer Finance — 5.4%
	Ford Motor Credit Co.:
	Notes:
350,000	7.375% due 10/28/09	338,065
1,075,000	7.875% due 6/15/10	1,028,644
150,000	7.000% due 10/1/13	135,146
	Senior Notes:
1,000,000	5.800% due 1/12/09	960,630
3,137,000	10.610% due 6/15/11 (d)(e)	3,254,669
1,715,000	9.875% due 8/10/11	1,738,082
240,000	8.110% due 1/13/12 (e)	229,373
13,240,000	8.000% due 12/15/16 (d)	12,221,659

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         11

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Consumer Finance — 5.4% (continued)
	General Motors Acceptance Corp.:
23,880,000	Bonds, 8.000% due 11/1/31 (d)	$22,482,829
200,000	Medium-Term Notes, 4.375% due 12/10/07	197,365
	Notes:
1,230,000	6.125% due 8/28/07	1,228,651
140,000	5.125% due 5/9/08	137,078
200,000	Senior Notes, 5.850% due 1/14/09	193,377

	Total Consumer Finance	44,145,568

Containers & Packaging — 0.9%
2,040,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14 (d)	1,927,800
865,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	869,325
2,839,000	Owens-Brockway Glass Container Inc., Senior Secured Notes, 8.875% due 2/15/09 (d)	2,888,682
275,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08	275,687
800,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	812,000
750,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (g)	4,688
1,065,000	Smurfit-Stone Container Corp., Senior Notes, 8.000% due 3/15/17	1,001,100

	Total Containers & Packaging	7,779,282

Diversified Consumer Services — 0.3%
	Education Management LLC/Education Management Finance Corp.:
420,000	Senior Notes, 8.750% due 6/1/14	420,000
765,000	Senior Subordinated Notes, 10.250% due 6/1/16	765,000
	Service Corp. International:
1,025,000	Debentures, 7.875% due 2/1/13	1,030,747
245,000	Senior Notes, 7.625% due 10/1/18	234,588

	Total Diversified Consumer Services	2,450,335

Diversified Financial Services — 6.4%
1,280,000	Aiful Corp., Notes, 5.000% due 8/10/10 (a)	1,256,106
800,000	Bank of America Corp., Subordinated Notes, 5.420% due 3/15/17	763,470
970,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (a)	868,150
665,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	658,350
29,700,000	Dow Jones CDX HY, 7.625% due 6/29/12 (a)(d)	26,730,000
3,070,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)(d)	3,169,775
1,000,000	Emeralds, Notes, Series 2006-1-O, 5.560% due 8/4/20 (a)(e)	1,000,180
870,000	General Electric Capital Corp., Medium-Term Notes, Series A, 4.125% due 9/1/09	852,871
850,000	HSBC Finance Corp., Notes, 4.625% due 1/15/08	847,004
	JPMorgan Chase & Co.:
1,360,000	5.150% due 10/1/15	1,282,377
	Subordinated Notes:
700,000	6.625% due 3/15/12	732,213

See Notes to Financial Statements.

12         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Diversified Financial Services — 6.4% (continued)
5,160,000	5.125% due 9/15/14 (d)	$4,922,361
170,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	159,800
890,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (e)(f)	854,555
210,000	Residential Capital LLC, Senior Notes, 6.000% due 2/22/11	193,711
2,500,000	Sigma Finance Inc., Medium-Term Notes, 8.000% due 6/22/17 (a)(d)(e)	2,493,425
975,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	936,000
1,358,370	Targeted Return Index Securities (TRAINS), Secured Notes, Series HY-1-2006, 7.425% due 5/1/16 (a)	1,306,457
	TNK-BP Finance SA:
1,810,000	7.500% due 7/18/16 (a)	1,822,197
270,000	6.625% due 3/20/17 (a)	251,775
264,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	277,200
380,000	Vangent Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (a)	361,000
100,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.378% due 10/1/15	73,500
960,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	897,600

	Total Diversified Financial Services	52,710,077

Diversified Telecommunication Services — 2.3%
70,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	60,550
	Citizens Communications Co.:
340,000	Senior Bonds, 7.125% due 3/15/19	308,975
485,000	Senior Notes, 7.875% due 1/15/27	429,225
1,450,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	1,406,826
1,780,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (c)(g)(h)	0
650,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	685,750
2,000,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16 (d)	2,100,000
	Intelsat Corp.:
270,000	9.000% due 6/15/16	272,025
516,000	Senior Notes, 9.000% due 8/15/14	521,805
2,130,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10 (d)	2,284,193
	Level 3 Financing Inc.:
855,000	9.250% due 11/1/14	820,800
70,000	Senior Notes, 9.150% due 2/15/15 (a)(e)	66,500
740,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)	736,300
	NTL Cable PLC, Senior Notes:
15,000	8.750% due 4/15/14	15,075
1,150,000	9.125% due 8/15/16	1,167,250
400,000	PAETEC Holding Corp., Secured, 9.500% due 7/15/15 (a)	384,000
166,000	Qwest Communications International Inc., Senior Notes, Series B, 7.500% due 2/15/14	160,190
	Qwest Corp.:
895,000	Notes, 8.610% due 6/15/13 (e)	930,800
1,190,000	Senior Notes, 7.500% due 10/1/14	1,172,150
1,725,000	Telecom Italia Capital S.p.A., Notes, 5.250% due 10/1/15	1,607,619
420,000	Univision Communications Inc., Senior Notes, 9.750% due 3/15/15 (a)(b)	384,300

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         13

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Diversified Telecommunication Services — 2.3% (continued)
970,000	Verizon Florida Inc., Senior Notes, Series F, 6.125% due 1/15/13	$983,295
600,000	Verizon Global Funding Corp., Notes, 7.375% due 9/1/12	643,815
90,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (a)	93,150
2,050,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (d)	2,085,875

	Total Diversified Telecommunication Services	19,320,468

Electric Utilities — 1.3%
	Duke Energy Corp., Senior Notes:
625,000	4.200% due 10/1/08	616,368
1,000,000	5.625% due 11/30/12	1,004,381
1,710,000	Exelon Corp., Bonds, 5.625% due 6/15/35	1,520,180
	FirstEnergy Corp., Notes:
240,000	Series B, 6.450% due 11/15/11	247,860
3,235,000	Series C, 7.375% due 11/15/31 (d)	3,527,179
454,966	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	469,895
1,910,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10 (d)	2,081,900
1,520,000	Pacific Gas & Electric Co., First Mortgage Bonds, 6.050% due 3/1/34	1,480,551

	Total Electric Utilities	10,948,314

Electronic Equipment & Instruments — 0.1%
	NXP BV/NXP Funding LLC:
530,000	Senior Notes, 9.500% due 10/15/15	461,100
690,000	Senior Secured Notes, 7.875% due 10/15/14	640,838

	Total Electronic Equipment & Instruments	1,101,938

Energy Equipment & Services — 0.2%
1,135,000	Complete Production Services Inc., 8.000% due 12/15/16	1,095,275
154,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	148,610
150,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	147,750
340,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	339,150

	Total Energy Equipment & Services	1,730,785

Food & Staples Retailing — 0.2%
	CVS Lease Pass-Through Trust:
364,253	5.880% due 1/10/28 (a)	356,327
1,533,529	6.036% due 12/10/28 (a)	1,522,949

	Total Food & Staples Retailing	1,879,276

Food Products — 0.2%
	Dole Food Co. Inc., Senior Notes:
1,716,000	7.250% due 6/15/10	1,583,010
50,000	8.875% due 3/15/11	46,750

	Total Food Products	1,629,760

Gas Utilities — 0.2%
1,525,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,410,625

See Notes to Financial Statements.

14         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Health Care Equipment & Supplies — 0.0%
390,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	$356,850

Health Care Providers & Services — 2.1%
1,730,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (a)	1,688,912
	DaVita Inc.:
635,000	Senior Notes, 6.625% due 3/15/13	609,600
1,710,000	Senior Subordinated Notes, 7.250% due 3/15/15	1,628,775
	HCA Inc.:
60,000	Notes, 7.500% due 11/6/33	45,900
	Senior Notes:
219,000	5.750% due 3/15/14	169,177
466,000	6.500% due 2/15/16	361,150
	Senior Secured Notes:
1,070,000	9.250% due 11/15/16 (a)	1,064,650
5,626,000	9.625% due 11/15/16 (a)(b)(d)	5,597,870
2,225,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (d)	2,147,125
3,296,000	Tenet Healthcare Corp., Senior Notes, 7.375% due 2/1/13 (d)	2,768,640
	Universal Hospital Services Inc., Secured Notes:
135,000	8.500% due 6/1/15 (a)(b)	122,513
180,000	8.759% due 6/1/15 (a)(e)	168,750
805,000	US Oncology Holdings Inc., Senior Notes, 9.797% due 3/15/12 (a)(b)	748,650

	Total Health Care Providers & Services	17,121,712

Hotels, Restaurants & Leisure — 2.3%
780,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14	635,700
	Caesars Entertainment Inc., Senior Subordinated Notes:
1,175,000	8.875% due 9/15/08	1,201,437
4,275,000	8.125% due 5/15/11 (d)	4,039,875
425,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	403,750
295,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	299,425
	Herbst Gaming Inc., Senior Subordinated Notes:
1,825,000	8.125% due 6/1/12	1,647,062
150,000	7.000% due 11/15/14	129,000
1,145,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	1,219,425
70,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	63,438
1,675,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	1,549,375
	Mandalay Resort Group:
585,000	Senior Subordinated Debentures, 7.625% due 7/15/13	527,963
1,725,000	Senior Subordinated Notes, Series B, 10.250% due 8/1/07	1,725,000
	MGM MIRAGE Inc.:
145,000	Notes, 6.750% due 9/1/12	136,300
480,000	Senior Notes, 7.625% due 1/15/17	448,800
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
75,000	7.125% due 8/15/14	72,938
75,000	6.875% due 2/15/15	70,219

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         15

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Hotels, Restaurants & Leisure — 2.3% (continued)
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
125,000	8.250% due 3/15/12	$126,875
2,500,000	8.750% due 10/1/13 (d)	2,600,000
120,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	126,600
405,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	356,400
	Snoqualmie Entertainment Authority, Senior Secured Notes:
165,000	9.150% due 2/1/14 (a)(e)	163,350
160,000	9.125% due 2/1/15 (a)	159,200
1,095,000	Station Casinos Inc., Senior Notes, 7.750% due 8/15/16	1,032,037
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	279,125

	Total Hotels, Restaurants & Leisure	19,013,294

Household Durables — 0.3%
110,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	104,500
500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (c)(g)(h)	0
955,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	792,650
1,045,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,050,225
690,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.817% due 9/1/12	596,850
240,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	237,600

	Total Household Durables	2,781,825

Independent Power Producers & Energy Traders — 4.7%
	AES Corp., Senior Notes:
3,460,000	8.750% due 6/15/08 (d)	3,494,600
2,080,000	9.375% due 9/15/10 (d)	2,142,400
3,530,000	8.875% due 2/15/11 (d)	3,600,600
18,987,000	7.750% due 3/1/14 (d)	18,559,792
	Dynegy Holdings Inc.:
25,000	Senior Debentures, 7.125% due 5/15/18	21,125
1,280,000	Senior Notes, 7.750% due 6/1/19 (a)	1,113,600
	Edison Mission Energy, Senior Notes:
45,000	7.500% due 6/15/13	43,650
950,000	7.750% due 6/15/16	914,375
1,480,000	7.200% due 5/15/19 (a)	1,328,300
310,000	7.625% due 5/15/27 (a)	272,025
1,100,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,100,000
	NRG Energy Inc., Senior Notes:
625,000	7.250% due 2/1/14	604,688
2,970,000	7.375% due 2/1/16 (d)	2,873,475
	TXU Corp., Senior Notes:
640,000	Series P, 5.550% due 11/15/14	519,485
1,420,000	Series Q, 6.500% due 11/15/24	1,118,959
1,820,000	Series R, 6.550% due 11/15/34	1,408,445

	Total Independent Power Producers & Energy Traders	39,115,519

See Notes to Financial Statements.

16         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Industrial Conglomerates — 1.6%
125,000	Moll Industries Inc., Senior Subordinated Notes, 10.500% due 7/1/08 (c)(g)(h)	$0
	Tyco International Group SA:
	Notes:
745,000	6.125% due 11/1/08	752,435
40,000	6.125% due 1/15/09	40,522
3,440,000	6.000% due 11/15/13 (d)	3,472,628
7,730,000	6.875% due 1/15/29 (d)	8,387,529
360,000	Senior Notes, 6.375% due 10/15/11	373,066

	Total Industrial Conglomerates	13,026,180

Internet & Catalog Retail — 0.1%
445,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	417,188

IT Services — 0.3%
490,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	504,997
	SunGard Data Systems Inc.:
641,000	Senior Notes, 9.125% due 8/15/13	647,410
1,410,000	Senior Subordinated Notes, 10.250% due 8/15/15	1,417,050

	Total IT Services	2,569,457

Leisure Equipment & Products — 2.2%
18,150,000	Eastman Kodak Co., 7.250% due 11/15/13 (d)	17,560,125
16,770	K2 Inc., Senior Notes, 7.375% due 7/1/14	17,692
595,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	535,500

	Total Leisure Equipment & Products	18,113,317

Machinery — 0.0%
16,770	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11 (a)	17,546

Media — 4.3%
	Affinion Group Inc.:
870,000	Senior Notes, 10.125% due 10/15/13	878,700
420,000	Senior Subordinated Notes, 11.500% due 10/15/15	424,200
1,095,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	1,136,062
16,770	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	16,183
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
345,000	Senior Accreting Notes, 12.125% due 1/15/15	334,650
1,370,000	Senior Notes, 11.750% due 5/15/14	1,315,200
2,202,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (d)	2,213,010
	CCH II LLC/CCH II Capital Corp., Senior Notes:
1,380,000	10.250% due 9/15/10	1,411,050
629,000	10.250% due 10/1/13	646,298
205,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	208,588
350,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	353,500
270,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	246,874
640,000	CMP Susquehanna Corp., 10.125% due 5/15/14	598,400
2,700,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13 (d)	3,015,414
140,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	165,383

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         17

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Media — 4.3% (continued)
	Comcast Corp., Notes:
1,580,000	6.500% due 1/15/15	$1,606,084
690,000	6.500% due 1/15/17	700,224
20,000	5.875% due 2/15/18	19,250
	CSC Holdings Inc., Senior Notes, Series B:
25,000	8.125% due 7/15/09	25,000
1,025,000	7.625% due 4/1/11	986,562
100,000	6.750% due 4/15/12	91,250
634,000	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B, 12.125% due 11/15/12	677,587
2,661,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13 (d)	2,807,355
2,250,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14 (d)	2,098,125
845,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	804,862
2,200,000	Insight Communications Co. Inc., Senior Discount Notes, 12.250% due 2/15/11 (d)	2,282,500
180,000	ION Media Networks Inc., Senior Secured Notes, 11.610% due 1/15/13 (a)(e)	182,250
525,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	480,375
800,000	Liberty Media Corp., Senior Notes, 7.875% due 7/15/09	837,070
	News America Inc.:
690,000	6.200% due 12/15/34	635,517
675,000	Notes, 5.300% due 12/15/14	648,497
	Primedia Inc., Senior Notes:
835,000	8.875% due 5/15/11	861,094
16,000	8.000% due 5/15/13	16,900
410,000	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	387,450
925,000	R.H. Donnelley Corp., Senior Notes, Series A-3, 8.875% due 1/15/16	904,187
250,000	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes, 10.875% due 12/15/12 (a)	265,000
950,000	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12	1,004,625
66,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	66,330
2,545,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31 (d)	2,723,949
780,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (a)	721,500
	XM Satellite Radio Inc., Senior Notes:
430,000	9.856% due 5/1/13 (e)	408,500
185,000	9.750% due 5/1/14	180,375

	Total Media	35,385,930

Metals & Mining — 0.7%
1,570,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,679,900
460,000	Noranda Aluminum Holding Corp., Senior Notes, 11.146% due 11/15/14 (a)(b)	434,700
581,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	585,358
500,000	Tube City IMS Corp., 9.750% due 2/1/15	488,750
	Vale Overseas Ltd., Notes:
60,000	8.250% due 1/17/34	68,041
2,370,000	6.875% due 11/21/36 (d)	2,317,267

	Total Metals & Mining	5,574,016

See Notes to Financial Statements.

18         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount†		Security	Value

Multi-Utilities — 0.3%
2,400,000		Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12 (d)	$2,402,246

Multiline Retail — 0.3%
		Dollar General Corp.:
730,000		Senior Notes, 10.625% due 7/15/15 (a)	649,700
700,000		Senior Subordinated Notes, 11.875% due 7/15/17 (a)(b)	598,500
		Neiman Marcus Group Inc.:
30,000		Senior Notes, 9.000% due 10/15/15 (b)	31,425
1,195,000		Senior Subordinated Notes, 10.375% due 10/15/15	1,263,713

		Total Multiline Retail	2,543,338

Oil, Gas & Consumable Fuels — 8.9%
2,020,000		Anadarko Finance Co., Senior Notes, Series B, 7.500% due 5/1/31 (d)	2,117,730
		Anadarko Petroleum Corp., Senior Notes:
1,860,000		5.760% due 9/15/09 (d)(e)	1,862,900
540,000		5.950% due 9/15/16	531,582
1,455,000		Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,462,275
2,110,000		ChevronTexaco Capital Co., Notes, 3.500% due 9/17/07 (d)	2,105,554
		Compagnie Generale de Geophysique SA, Senior Notes:
515,000		7.500% due 5/15/15	504,700
310,000		7.750% due 5/15/17	303,800
4,800,000		ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29 (d)	5,246,918
555,026		Corral Finans AB, 10.360% due 4/15/10 (a)(b)(e)	538,375
500,000		Costilla Energy Inc., Senior Notes, 10.250% due 10/1/06 (c)(g)(h)	0
1,620,000		Devon Energy Corp., Debentures, 7.950% due 4/15/32 (d)	1,901,104
		El Paso Corp.:
		Medium-Term Notes:
500,000		7.375% due 12/15/12	508,885
7,701,000		7.800% due 8/1/31 (d)	7,476,185
13,044,000		7.750% due 1/15/32 (d)	12,590,838
4,000,000		Notes, 7.875% due 6/15/12 (d)	4,160,416
2,500,000		Senior Subordinated Notes, 7.000% due 6/15/17 (d)	2,413,705
670,000		Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (e)	684,644
1,305,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,301,738
200,000		Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	202,500
1,550,000		Gaz Capital SA, Notes, 8.625% due 4/28/34 (d)	1,886,815
		Gazprom:
		Bonds:
39,630,000	RUB	Series A7, 6.790% due 10/29/09	1,565,740
13,210,000	RUB	Series A8, 7.000% due 10/27/11	529,414
		Loan Participation Notes:
2,630,000		6.212% due 11/22/16 (a)(d)	2,501,919
1,370,000		Senior Notes, 6.510% due 3/7/22 (a)	1,313,556
370,000		Hess Corp., Notes, 7.300% due 8/15/31	402,166
75,000		Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	75,375
730,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	638,750

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         19

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Oil, Gas & Consumable Fuels — 8.9% (continued)
	Kerr-McGee Corp.:
1,450,000	6.950% due 7/1/24	$1,509,412
660,000	Notes, 7.875% due 9/15/31	754,222
	Kinder Morgan Energy Partners LP:
500,000	6.750% due 3/15/11	517,935
	Senior Notes:
330,000	6.300% due 2/1/09	333,347
35,000	7.125% due 3/15/12	36,873
325,000	5.000% due 12/15/13	307,964
40,000	6.000% due 2/1/17	39,138
530,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	504,825
	OPTI Canada Inc., Senior Secured Notes:
640,000	7.875% due 12/15/14 (a)	630,400
620,000	8.250% due 12/15/14 (a)	623,100
215,000	Peabody Energy Corp., Series B, 6.875% due 3/15/13	210,163
	Pemex Project Funding Master Trust:
625,000	5.750% due 12/15/15	608,976
916,000	Bonds, 6.625% due 6/15/35	897,664
260,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	249,600
510,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	527,850
470,000	Petroplus Finance Ltd., 7.000% due 5/1/17 (a)	431,225
	Pogo Producing Co., Senior Subordinated Notes:
560,000	7.875% due 5/1/13	569,800
435,000	Series B, 8.250% due 4/15/11	442,069
1,725,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	1,707,750
55,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	51,425
905,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	895,950
10,000	Tennessee Gas Pipeline Co., 7.625% due 4/1/37	10,991
400,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	378,000
650,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	611,000
	Williams Cos. Inc.:
	Notes:
2,000,000	7.125% due 9/1/11 (d)	2,010,000
2,725,000	7.875% due 9/1/21 (d)	2,847,625
262,000	8.750% due 3/15/32	290,820
50,000	Senior Notes, 7.625% due 7/15/19	51,000
40,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	43,021

	Total Oil, Gas & Consumable Fuels	72,919,729

Paper & Forest Products — 0.8%
	Abitibi-Consolidated Co. of Canada, Senior Notes:
630,000	6.000% due 6/20/13	500,850
350,000	8.375% due 4/1/15	287,000
	Abitibi-Consolidated Inc.:
550,000	Debentures, 7.400% due 4/1/18	420,750
100,000	Notes, 7.750% due 6/15/11	88,500

See Notes to Financial Statements.

20         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Paper & Forest Products — 0.8% (continued)
1,500,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	$1,545,000
	NewPage Corp.:
1,035,000	Senior Secured Notes, 11.606% due 5/1/12 (e)	1,112,625
230,000	Senior Subordinated Notes, 12.000% due 5/1/13	240,637
635,000	Verso Paper Holdings LLC, Senior Subordinated Notes, 11.375% due 8/1/16 (a)	650,875
2,070,000	Weyerhaeuser Co., Notes, 6.750% due 3/15/12 (d)	2,124,607

	Total Paper & Forest Products	6,970,844

Pharmaceuticals — 0.1%
1,430,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	1,201,200

Real Estate Investment Trusts (REITs) — 0.2%
40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	38,600
	Host Marriott LP, Senior Notes:
175,000	7.125% due 11/1/13	171,063
375,000	Series O, 6.375% due 3/15/15	352,500
175,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	142,625
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
235,000	6.500% due 6/1/16	218,256
865,000	6.750% due 4/1/17	813,100

	Total Real Estate Investment Trusts (REITs)	1,736,144

Real Estate Management & Development — 0.3%
325,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	271,375
2,350,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (a)(d)	1,974,000

	Total Real Estate Management & Development	2,245,375

Road & Rail — 0.6%
960,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	1,017,600
	Hertz Corp.:
550,000	Senior Notes, 8.875% due 1/1/14	552,750
2,635,000	Senior Subordinated Notes, 10.500% due 1/1/16 (d)	2,740,400
59,000	Horizon Lines LLC/Horizon Lines Holding Co., Senior Notes, 9.000% due 11/1/12	62,983
220,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	217,800

	Total Road & Rail	4,591,533

Semiconductors & Semiconductor Equipment — 0.1%
690,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (a)	633,075

Software — 0.1%
590,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	532,475

Specialty Retail — 0.1%
660,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	552,750
195,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	214,500

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         21

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Specialty Retail — 0.1% (continued)
370,000	Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07 (c)(g)(h)	$0

	Total Specialty Retail	767,250

Textiles, Apparel & Luxury Goods — 0.2%
1,145,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	1,162,175
50,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	50,750
250,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	191,250

	Total Textiles, Apparel & Luxury Goods	1,404,175

Thrifts & Mortgage Finance — 0.5%
	Countrywide Financial Corp., Medium-Term Notes:
90,000	5.500% due 1/5/09 (e)	89,498
110,000	Series B, 5.470% due 6/18/08 (e)	109,799
3,920,000	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27 (d)	4,018,000

	Total Thrifts & Mortgage Finance	4,217,297

Tobacco — 0.5%
	Alliance One International Inc., Senior Notes:
100,000	8.500% due 5/15/12 (a)	99,000
240,000	11.000% due 5/15/12	253,200
3,360,000	Altria Group Inc., Notes, 7.000% due 11/4/13 (d)	3,597,807

	Total Tobacco	3,950,007

Trading Companies & Distributors — 0.3%
605,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	611,050
885,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	907,125
1,130,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	1,203,450
145,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	142,825

	Total Trading Companies & Distributors	2,864,450

Transportation Infrastructure — 0.1%
	Saint Acquisition Corp., Secured Notes:
240,000	13.107% due 5/15/15 (a)(e)	171,600
1,140,000	12.500% due 5/15/17 (a)	815,100

	Total Transportation Infrastructure	986,700

Wireless Telecommunication Services — 1.7%
25,000	American Tower Corp., Senior Notes, 7.500% due 5/1/12	24,875
290,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14 (a)	285,650
	Nextel Communications Inc., Senior Notes:
1,750,000	Series D, 7.375% due 8/1/15	1,698,937
220,000	Series E, 6.875% due 10/31/13	211,390
130,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	137,368
360,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	380,315
	Rural Cellular Corp.:
310,000	Senior Notes, 9.875% due 2/1/10	323,175
1,415,000	Senior Secured Notes, 8.250% due 3/15/12	1,457,450

See Notes to Financial Statements.

22         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Wireless Telecommunication Services — 1.7% (continued)
500,000	Senior Subordinated Notes, 8.360% due 6/1/13 (a)(e)	$505,000
	Sprint Capital Corp.:
150,000	Notes, 8.750% due 3/15/32	165,275
	Senior Notes:
2,875,000	8.375% due 3/15/12 (d)	3,151,719
4,425,000	6.875% due 11/15/28 (d)	4,154,340
1,590,000	True Move Co., Ltd., 10.750% due 12/16/13 (a)	1,685,400

	Total Wireless Telecommunication Services	14,180,894

	TOTAL CORPORATE BONDS & NOTES (Cost — $517,694,305)	498,080,602

ASSET-BACKED SECURITIES — 5.9%
Diversified Financial Services — 0.0%
9,709,091	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (c)(g)(h)	0

Home Equity — 5.1%
	ACE Securities Corp.:
3,621,836	Series 2006-GP1, Class A, 5.450% due 2/25/31 (d)(e)	3,612,446
950,342	Series 2006-SL2, Class A, 5.490% due 1/25/36 (e)	910,492
1,089,434	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M2, 6.520% due 8/25/32 (e)	1,019,665
366,508	Argent Securities Inc., Series 2006-W4, Class A2A, 5.380% due 5/25/36 (e)	366,448
1,054,698	Asset-Backed Securities Corp., Home Loan Equity Trust, Series 2003-HE2, Class M2, 8.170% due 4/15/33 (e)	1,055,577
189,724	Bayview Financial Acquisition Trust, Series 2006-B, Class 2A1, 5.430% due 4/28/36 (e)	189,720
	Countrywide Asset-Backed Certificates:
4,470,000	Series 2004-05, Class M4, 9.417% due 6/25/34 (d)(e)	4,361,429
282,870	Series 2005-17, Class-1AF1, 5.520% due 12/25/36 (e)	282,868
	Countrywide Home Equity Loan Trust:
44,593	Series 2002-F, Class A, 5.670% due 11/15/28 (e)	44,568
908,656	Series 2006-D, Class 2A, 5.520% due 9/15/31 (e)	907,704
1,104,067	First Horizon ABS Trust, Series 2006-HE1, Class A, 5.480% due 10/25/34 (e)	1,100,205
297,943	Green Tree Financial Corp., Series 1997-6, Class A8, 7.070% due 1/15/29	305,910
	GSAMP Trust:
656,793	Series 2006-S2, Class A2, 5.420% due 1/25/36 (e)	635,175
2,592,886	Series 2006-S4, Class A1, 5.410% due 7/5/36 (d)(e)	2,556,469
1,058,822	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1, 5.620% due 3/25/35 (a)(e)	984,705
888,049	Indymac Home Equity Loan Asset-Backed Trust, Series 2006-H1, Class A, 5.490% due 4/25/36 (e)	885,551
5,036,333	Indymac Seconds Asset Backed Trust, Series 2006-A, Class A, 5.450% due 6/25/36 (d)(e)	4,829,364
2,869,606	IXIS Real Estate Capital Trust, Series 2006-HE2, Class A1, 5.380% due 8/25/36 (d)(e)	2,869,499

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         23

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Home Equity — 5.1% (continued)
22,487	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (a)	$20,963
104,680	Provident Bank Home Equity Loan Trust, Series 1999-3, Class A3, 5.710% due 1/25/31 (e)	104,731
5,220,881	RAAC, Series 2006-RP2, Class A, 5.570% due 8/25/35 (a)(d)(e)	5,213,060
	SACO I Trust:
788,404	Series 2006-04, Class A1, 5.490% due 3/25/36 (e)	770,964
4,761,155	Series 2006-06, Class A, 5.450% due 6/25/36 (d)(e)	4,585,967
	Sail Net Interest Margin Notes:
106,424	Series 2003-003, Class A, 7.750% due 4/27/33 (a)	330
208,430	Series 2004-2A, Class A, 5.500% due 3/27/34 (a)(e)	27,246
4,423,085	Structured Asset Securities Corp., Series 2006-ARS1, Class A1, 5.430% due 2/25/36 (a)(d)(e)	4,269,711

	Total Home Equity	41,910,767

Manufactured Housing — 0.1%
527,009	Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35	558,824

Other — 0.0%
8,275,035	Varick Structured Asset Fund Ltd., Series 1A, Class B1, 6.736% due 11/1/35 (a)(c)(e)(g)(h)	0

Student Loan — 0.7%
6,171,641	SLM Student Loan Trust, Series 2006-05, Class A2, 5.350% due 7/25/17 (d)(e)	6,174,835

	TOTAL ASSET-BACKED SECURITIES (Cost — $64,724,508)	48,644,426

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.3%
740,000	Banc of America Commercial Mortgage Inc., 4.668% due 7/10/43	687,604
440,075	Banc of America Mortgage Securities, Series 2005-C, Class 2A1, 4.706% due 4/25/35 (e)	435,062
675,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 1/17/32	728,172
5,699,125	Commercial Mortgage Pass-Through Certificates, Series 2001-J2A, Class A1, 5.447% due 7/16/34 (a)(d)	5,685,364
	Countrywide Alternative Loan Trust:
942,613	Series 2005-59, Class 1A1, 5.649% due 11/20/35 (e)	946,239
891,483	Series 2005-63, Class 1A1, 5.456% due 12/25/35 (e)	889,690
2,029,904	Series 2005-72, Class A1, 5.590% due 1/25/36 (d)(e)	2,030,012
904,253	Series 2005-IM1, Class A1, 5.620% due 11/25/35 (e)	905,380
1,163,483	Series 2006-OA06, Class 1A1A, 5.530% due 4/25/36 (e)	1,163,580
465,045	Countrywide Home Loans Pass-Through Certificates, Series 2006-HYB3, Class 2A1A, 5.733% due 5/20/36 (e)	469,332
	Downey Savings & Loan Association Mortgage Loan Trust:
754,146	Series 2005-AR2, Class 2A1A, 5.530% due 3/19/45 (e)	754,610
	Series 2006-AR1:
953,419	Class 1A1A, 5.942% due 4/19/36 (e)	951,184
953,419	Class 1A1B, 5.942% due 4/19/36 (e)	951,184

See Notes to Financial Statements.

24         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.3% (continued)
108,234	Federal Home Loan Mortgage Corp. (FHLMC), Series 1103, Class N, IO, 11.565% due 6/15/21 (h)	$1,485
4,752	Federal National Mortgage Association (FNMA), Series 1989-17, Class E, 10.400% due 4/25/19	5,114
15,803,585	First Union National Bank Commercial Mortgage, Series 2000-C1, Class IO, 0.530% due 5/17/32 (e)(h)	324,253
443,619	GMAC Mortgage Corporation Loan Trust, Series 2005-AR5, Class 3A1, 5.042% due 9/19/35 (e)	440,426
1,308,686	Government National Mortgage Association (GNMA), Series 2003-12, Class IN, PAC IO, 5.500% due 2/16/28 (h)	23,716
8,730,882	Greenpoint Mortgage Funding Trust, Series 2007-AR2, Class 1A1, 5.450% due 4/25/47 (d)(e)	8,736,383
981,860	GSR Mortgage Loan Trust, Series 2005-AR5, Class 1A1, 4.659% due 10/25/35 (e)	979,367
950,163	Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A, 5.670% due 1/19/35 (e)	951,129
791,486	Impac CMB Trust, Series 2005-5, Class A1, 5.640% due 8/25/35 (e)	792,111
	Indymac Index Mortgage Loan Trust:
965,879	Series 2005-AR1, Class 1A1, 5.259% due 3/25/35 (e)	965,276
1,088,139	Series 2006-AR4, Class A1A, 5.530% due 5/25/46 (e)	1,090,132
6,276,000	Series 2006-AR6, Class 2A1A, 5.520% due 6/25/47 (d)(e)	6,273,055
926,342	JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, 4.973% due 8/25/35 (e)	917,943
1,190,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.814% due 6/12/43 (e)	1,182,548
901,235	Lehman XS Trust, Series 2005-7N, Class 3A1, 5.600% due 12/25/35 (e)	902,881
5,406,368	Luminent Mortgage Trust, Series 2006-4, Class A1A, 5.510% due 5/25/46 (d)(e)	5,410,089
	MASTR Adjustable Rate Mortgage Trust:
528,330	Series 2006-2, Class 3A1, 4.844% due 1/25/36 (e)	522,437
4,241,131	Series 2006-OA1, Class 1A1, 5.530% due 4/25/46 (d)(e)	4,248,469
3,383,148	Merit Securities Corp., Series 11PA, Class B2, 6.820% due 9/28/32 (a)(d)(e)	3,132,764
107,224	Merrill Lynch Mortgage Investors Inc., Series 2005-A1, Class 2A1, 4.535% due 12/25/34 (e)	106,809
2,740,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.659% due 5/12/39 (d)(e)	2,712,293
	Morgan Stanley Mortgage Loan Trust:
883,988	Series 2004-8AR, Class 4A1, 5.350% due 10/25/34 (e)	888,421
6,194,993	Series 2006-8AR, Class 4A1, 5.443% due 6/25/36 (d)(e)	6,181,611
5,028,628	Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A, 5.510% due 6/25/36 (d)(e)	5,036,189
	Structured Asset Mortgage Investments Inc.:
670,446	Series 2005-AR3, Class 2A1, 7.503% due 8/25/35 (e)	676,915
	Series 2006-AR5:
778,854	Class 1A1, 5.530% due 5/25/36 (e)	779,411
723,283	Class 2A1, 5.530% due 5/25/36 (e)	724,286
6,530,148	Series 2006-AR6, Class 1A3, 5.510% due 7/25/35 (d)(e)	6,544,317

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         25

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 11.3% (continued)
886,043	Thornburg Mortgage Securities Trust, Series 2005-4, Class A3, 5.550% due 12/25/35 (e)	$886,385
	Washington Mutual Inc.:
887,748	Series 2005-AR07, Class A4, 4.919% due 8/25/35 (e)	879,959
441,694	Series 2005-AR12, Class 1A1, 4.835% due 10/25/35 (e)	436,477
966,580	Series 2005-AR14, Class 1A4, 5.060% due 12/25/35 (e)	957,931
	Series 2005-AR17:
5,405,861	Class A1A1, 5.590% due 12/25/45 (d)(e)	5,421,835
1,049,682	Class A1A2, 5.610% due 12/25/45 (e)	1,054,136
646,131	Series 2005-AR19, Class A1A2, 5.610% due 12/25/45 (e)	648,161
509,846	Series 2006-AR10, Class 1A1, 5.951% due 9/25/36 (e)	512,176
520,116	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A3, 5.240% due 4/25/36 (e)	517,499
4,448,293	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 5.450% due 6/25/36 (d)(e)	4,446,680

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $93,311,559)	92,908,482

CONVERTIBLE BONDS & NOTES — 0.1%
Diversified Financial Services — 0.1%
530,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36	616,125

Internet — 0.0%
380,000	Amazon.com Inc., 4.750% due 2/1/09	409,450

	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $920,926)	1,025,575

MORTGAGE-BACKED SECURITIES — 27.4%
FHLMC — 3.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
560,751	5.362% due 2/1/36 (e)	559,631
	Gold:
633	6.000% due 10/1/10	637
90,488	7.000% due 7/1/11-8/1/30	94,215
712,597	6.500% due 9/1/31-12/1/31	727,757
28,800,000	5.000% due 8/14/37 (i)	27,013,507

	TOTAL FHLMC	28,395,747

FNMA — 19.7%
	Federal National Mortgage Association (FNMA):
2,235,394	6.500% due 4/1/15-5/1/31	2,286,567
2,534,899	5.500% due 10/1/16-12/1/16	2,517,422
54,350,000	5.000% due 8/20/22-9/13/37 (i)	50,980,645
65,700,000	5.500% due 8/20/22-8/14/37 (i)	63,817,124
26,050,000	6.000% due 8/20/22-8/14/37 (i)	25,817,502
1,847,257	7.000% due 8/1/29-5/1/32	1,916,323
3,043,350	7.500% due 9/1/29-3/1/32	3,179,171

See Notes to Financial Statements.

26         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Face Amount†		Security	Value

FNMA — 19.7% (continued)
4,940		8.000% due 2/1/31	$5,205
11,635,281		6.000% due 4/1/32-6/1/32	11,599,186

		TOTAL FNMA	162,119,145

GNMA — 4.3%
		Government National Mortgage Association (GNMA):
6,998,555		6.500% due 5/15/28-8/15/34	7,152,624
2,409,985		7.000% due 3/15/29-3/15/32	2,517,935
821,812		7.500% due 1/15/30-9/15/31	860,939
25,000,000		6.000% due 8/21/37 (i)	24,964,850

		TOTAL GNMA	35,496,348

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $224,996,549)	226,011,240

SOVEREIGN BONDS — 4.4%
Brazil — 1.3%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	527
9,161,000	BRL	9.762% due 7/1/10 (d)	4,779,880
4,584,000		Federative Republic of Brazil, 11.000% due 8/17/40 (d)	5,927,112

		Total Brazil	10,707,519

Colombia — 0.1%
994,000		Republic of Colombia, 7.375% due 9/18/37	1,060,101

Italy — 0.6%
4,750,000		Region of Lombardy, 5.804% due 10/25/32 (d)	4,720,255

Mexico — 0.5%
		United Mexican States:
		Medium-Term Notes:
380,000		5.625% due 1/15/17	371,925
2,977,000		Series A, 6.750% due 9/27/34 (d)	3,137,014
53,000		Series XW, 10.375% due 2/17/09	56,710

		Total Mexico	3,565,649

Panama — 0.4%
		Republic of Panama:
2,138,000		9.375% due 4/1/29 (d)	2,779,400
730,000		6.700% due 1/26/36	728,175

		Total Panama	3,507,575

Russia — 1.4%
		Russian Federation:
100,002		8.250% due 3/31/10 (a)	103,627
365,000		11.000% due 7/24/18 (a)	505,525
10,012,685		7.500% due 3/31/30 (a)(d)(e)	10,979,535

		Total Russia	11,588,687

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         27

Schedule of Investments (July 31, 2007) (continued)

Face Amount†	Security	Value

Supranational — 0.1%
875,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	$923,143

	TOTAL SOVEREIGN BONDS (Cost — $35,640,452)	36,072,929

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.8%
U.S. Government Agencies — 0.4%
	Federal Home Loan Bank (FHLB):
1,630,000	5.400% due 1/2/09	1,629,838
	Bonds:
70,000	4.750% due 12/16/16	66,999
190,000	Series VB15, 5.000% due 12/21/15	186,112
420,000	Global Bonds, 5.500% due 7/15/36	416,680
630,000	Federal National Mortgage Association (FNMA), 5.550% due 2/16/17	625,199
30,000	Tennessee Valley Authority, 5.980% due 4/1/36	31,744

	Total U.S. Government Agencies	2,956,572

U.S. Government Obligations — 0.4%
	U.S. Treasury Bonds:
50,000	4.500% due 5/15/17	48,949
130,000	6.000% due 2/15/26	145,295
210,000	4.500% due 2/15/36	196,416
1,000,000	U.S. Treasury Notes, 5.750% due 8/15/10 (j)	1,033,907
	U.S. Treasury Strip Principal (STRIPS):
4,030,000	zero coupon bond to yield 5.224% due 11/15/24	1,684,387
1,200,000	zero coupon bond to yield 5.262% due 5/15/30	388,549

	Total U.S. Government Obligations	3,497,503

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $6,385,297)	6,454,075

U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.9%
	U.S. Treasury Bonds, Inflation Indexed:
5,499,480	2.000% due 1/15/26 (d)	5,129,558
8,979,418	2.375% due 1/15/27 (d)	8,892,434
1,517,640	3.875% due 4/15/29 (d)	1,889,225
691,073	3.375% due 4/15/32	824,105
	U.S. Treasury Notes, Inflation Indexed:
380,319	3.875% due 1/15/09	385,341
1,934,673	1.875% due 7/15/15 (d)	1,854,869
1,885,536	2.000% due 1/15/16 (d)	1,817,775
988,320	2.500% due 7/15/16	992,799
1,762,942	2.375% due 1/15/17 (d)	1,749,170

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $23,298,532)	23,535,276

See Notes to Financial Statements.

28         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Shares	Security	Value

COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
1,533,221	Home Interiors & Gifts Inc. (c)(h)*	$15,332
2,998	Mattress Discounters Corp. (c)(h)*	0

	TOTAL CONSUMER DISCRETIONARY	15,332

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
24,971	Aurora Foods Inc. (c)(h)*	0
258	Imperial Sugar Co.	6,943

	TOTAL CONSUMER STAPLES	6,943

INDUSTRIALS — 0.0%
Commercial Services & Supplies — 0.0%
8,621	Continental AFA Dispensing Co. (a)(c)(h)*	0

INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
2,433	Axiohm Transaction Solutions Inc. (c)(h)*	0

MATERIALS — 0.0%
Chemicals — 0.0%
1	Pliant Corp. (c)(h)*	0

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
3,736	McLeodUSA Inc., Class A Shares (c)(h)*	0
19,250	Pagemart Wireless (c)(h)*	192

	TOTAL TELECOMMUNICATION SERVICES	192

	TOTAL COMMON STOCKS (Cost — $819,852)	22,467
PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
12	ION Media Networks Inc. (b)*	85,800

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
	TCR Holdings Corp.:
841	Class B Shares (c)(h)*	1
462	Class C Shares (c)(h)*	0
1,218	Class D Shares (c)(h)*	1
2,521	Class E Shares (c)(h)*	3

	TOTAL FINANCIALS	5

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         29

Schedule of Investments (July 31, 2007) (continued)

Shares	Security	Value

UTILITIES — 0.0%
Electric Utilities — 0.0%
5,200	AES Trust III	$247,780

	TOTAL PREFERRED STOCKS (Cost — $348,920)	333,585

CONVERTIBLE PREFERRED STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.4%
Automobiles — 0.4%
139,850	General Motors Corp., Senior Debentures, Series C, 6.250% due 7/15/33 (d)	3,106,068

ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
1,663	Chesapeake Energy Corp. Convertible	463,977

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $3,794,625)	3,570,045

ESCROWED SHARES — 0.0%
375,000	Pillowtex Corp., 9.000% (c)(h)* (Cost — $0)	0

Contracts
PURCHASED OPTIONS — 0.3%
970	Eurodollar Futures, Call @ $94.00, expires 9/17/07	1,758,125
9	Eurodollar Futures, Call @ $94.50, expires 9/17/07	5,063
63	Eurodollar Futures, Call @ $94.75, expires 9/17/07	6,300
32	Eurodollar Futures, Call @ $94.00, expires 12/17/07	72,800
1,579	Euribor Futures, Call @ $95.00, expires 9/17/07	0
39	Euribor Futures, Call @ $95.875, expires 9/17/07	0
124	Eurodollar Futures, Put @ $94.00, expires 12/17/07	775
11	Germany Federal Republic Bond Futures, Call @ $113.00, expires 9/17/07	0
44	LIBOR Futures, Call @ $93.50, expires 9/19/07	0
180	LIBOR Futures, Put @ $93.00, expires 9/19/07	0
180	LIBOR Futures, Put @ $92.875, expires 9/19/07	0
259	U.S. Treasury Bonds Futures, Call @ $115.00, expires 9/17/07	12,141
121	U.S. Treasury Notes 5-year Futures, Call @ $103.00, expires 8/24/07	300,609
50	U.S. Treasury Notes 5-year Futures, Call @ $104.50, expires 8/24/07	43,750
1	U.S. Treasury Notes 10-year Futures, Call @ $110.00, expires 8/24/07	47
95	U.S. Treasury Notes 10-year Futures, Call @ $111.00, expires 8/24/07	1,484

	TOTAL PURCHASED OPTIONS (Cost — $2,544,342)	2,201,094

Warrants
WARRANTS — 0.0%
250	Brown Jordan International Inc., Expires 8/15/07 (a)(h)*	2
819,239	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (c)*	1
2,095	Cybernet Internet Services International Inc., Expires 7/1/09 (a)(c)(h)*	0

See Notes to Financial Statements.

30         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Schedule of Investments (July 31, 2007) (continued)

Warrants		Security	Value

WARRANTS — 0.0% (continued)
1,780		GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (a)(c)(h)*	$0
1,000		IWO Holdings Inc., Expires 1/15/11 (a)(c)(h)*	0
250		Jazztel PLC, Expires 7/15/10 (a)(c)(h)*	0
200		Leap Wireless International Inc., Expires 4/15/10 (a)(c)(h)*	0
1,865		Merrill Corp., Class B Shares, Expires 5/1/09 (a)(c)(h)*	0
2,521		Pillowtex Corp., Expires 11/24/09 (c)(h)*	0

		TOTAL WARRANTS (Cost — $360,191)	3

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $974,840,058)	938,859,799

Face Amount†

SHORT-TERM INVESTMENTS — 8.4%
Sovereign Bonds — 1.4%
		Bank Negara Malaysia Monetary Notes:
4,790,000	MYR	Series 0307, Zero coupon bond to yield 3.352% due 11/1/07	1,374,819
2,634,000	MYR	Series 1807, Zero coupon bond to yield 3.363% due 12/6/07	753,543
		Egypt Treasury Bills:
47,425,000	EGP	Zero coupon bond to yield 9.389% due 10/30/07	8,200,708
2,700,000	EGP	Zero coupon bond to yield 9.339% due 11/6/07	455,318
2,825,000	EGP	Zero coupon bond to yield 9.222% due 3/25/08	476,398
1,425,000	EGP	Zero coupon bond to yield 8.720% due 4/1/08	247,311

		Total Sovereign Bonds	11,508,097

U.S. Government Agency — 0.3%
2,350,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.203% due 3/17/08 (j)(k)	2,276,229

Repurchase Agreement — 6.7%
55,463,000		Nomura Securities International Inc., tri-party repurchase agreement dated 7/31/07, 5.250% due 8/1/07; Proceeds at maturity — $55,471,088; (Fully collateralized by U.S government agency obligations, 0.000% to 4.750% due 8/27/07 to 3/5/12; Market value — $56,573,200) (d)	55,463,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $69,132,853)	69,247,326

		TOTAL INVESTMENTS — 122.3% (Cost — $1,043,972,911#)	1,008,107,125
		Liabilities in Excess of Other Assets — (22.3)%	(183,937,658)

		TOTAL NET ASSETS — 100.0%	$824,169,467

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(d)	All or a portion of this security is segregated for open futures contracts, written options and to-be-announced (“TBA”) securities.

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         31

Schedule of Investments (July 31, 2007) (continued)

(e)	Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2007.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Security is currently in default.
(h)	Illiquid security.
(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(k)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is $1,045,944,544.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EGP	— Egyptian Pound
IO	— Interest Only
MASTR	— Mortgage Asset Securitization Transactions Inc.
MYR	— Malaysian Ringgit
PAC	— Planned Amortization Class
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
43	Eurodollar Futures, Call	9/17/07	$95.00	$1,344
265	Eurodollar Futures, Call	9/17/07	95.25	4,969
88	Eurodollar Futures, Call	12/17/07	95.50	7,150
99	Eurodollar Futures, Call	3/17/08	95.00	60,637
161	Eurodollar Futures, Put	9/17/07	94.75	29,181
44	U.S. Treasury Bonds Futures, Call	8/24/07	108.00	99,687
374	U.S. Treasury Bonds Futures, Call	8/24/07	109.00	543,469
34	U.S. Treasury Bonds Futures, Call	8/24/07	110.00	30,813
62	U.S. Treasury Bonds Futures, Call	8/24/07	112.00	17,437
13	U.S. Treasury Bonds Futures, Call	8/24/07	114.00	1,016
58	U.S. Treasury Bonds Futures, Call	11/20/07	111.00	87,906
20	U.S. Treasury Bond Futures, Put	8/24/07	104.00	313
249	U.S. Treasury Bond Futures, Put	8/24/07	105.00	7,781
17	U.S. Treasury Notes 5 Year Futures, Call	8/24/07	104.00	25,500
26	U.S. Treasury Notes 5 Year Futures, Call	8/24/07	105.00	19,906
120	U.S. Treasury Notes 10 Year Futures, Call	8/24/07	106.00	165,000
175	U.S. Treasury Notes 10 Year Futures, Call	8/24/07	107.00	112,109
91	U.S. Treasury Notes 10 Year Futures, Call	8/24/07	108.00	34,125
186	U.S. Treasury Notes 10 Year Futures, Call	8/24/07	109.00	29,062
329	U.S. Treasury Notes 10 Year Futures, Call	11/20/07	107.00	416,391
71	U.S. Treasury Notes 10 Year Futures, Call	11/20/07	106.00	143,109
317	U.S. Treasury Notes 10 Year Futures, Call	11/20/07	108.00	307,094
35	U.S. Treasury Notes 10 Year Futures, Put	8/24/07	102.00	547
36	U.S. Treasury Notes 10 Year Futures, Put	8/24/07	103.00	563
214	U.S. Treasury Notes 10 Year Futures, Put	8/24/07	104.00	3,344
59	U.S. Treasury Notes 10 Year Futures, Put	11/20/07	102.00	5,531
97	U.S. Treasury Notes 10 Year Futures, Put	11/20/07	103.00	16,672
25	U.S. Treasury Notes 10 Year Futures, Put	11/20/07	104.00	6,641

	TOTAL OPTIONS WRITTEN (Premiums received — $1,196,382)			$2,177,297

See Notes to Financial Statements.

32         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Statement of Assets and Liabilities (July 31, 2007)

ASSETS:
Investments, at value (Cost — $1,043,972,911)	$1,008,107,125
Foreign currency, at value (Cost — $227,909)	239,153
Cash	5,251
Interest receivable	11,209,576
Receivable for securities sold	9,464,729
Receivable for Fund shares sold	358,481
Receivable from broker — variation margin	146,441
Prepaid expenses	346,098

Total Assets	1,029,876,854

LIABILITIES:
Payable for securities purchased	199,641,476
Options written, at value (premium received $1,196,382)	2,177,297
Distributions payable	1,485,336
Payable for Fund shares repurchased	1,250,459
Investment management fee payable	454,745
Distribution fees payable	272,126
Payable for open forward currency contracts	65,556
Deferred compensation payable	29,560
Trustees’ fees payable	18,866
Accrued expenses	311,966

Total Liabilities	205,707,387

Total Net Assets	$824,169,467

NET ASSETS:
Par value (Note 6)	$1,262
Paid-in capital in excess of par value	1,178,702,774
Undistributed net investment income	8,677,848
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(323,391,509)
Net unrealized depreciation on investments, futures contracts, options written and foreign currencies	(39,820,908)

Total Net Assets	$824,169,467

Shares Outstanding:
Class A	86,298,434

Class B	17,829,450

Class C	18,739,067

Class I(1)	3,364,511

Net Asset Value:
Class A (and redemption price)	$6.52

Class B *	$6.56

Class C *	$6.53

Class I(1) (and redemption price)	$6.53

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)(2)	$6.81

(1)	As of November 20, 2006, Class Y shares were renamed as Class I shares.
(2)	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.
*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         33

Statement of Operations (For the year ended July 31, 2007)

INVESTMENT INCOME:
Interest	$57,178,680
Dividends	187,271

Total Investment Income	57,365,951

EXPENSES:
Investment management fee (Note 2)	5,363,267
Distribution fees (Notes 2 and 4)	3,157,781
Transfer agent fees (Note 4)	580,723
Legal fees	146,177
Restructuring and reorganization fees (Note 12)	107,797
Shareholder reports (Note 4)	59,821
Registration fees	57,023
Audit and tax	55,354
Custody fees	43,423
Trustees’ fees (Note 12)	41,718
Insurance	19,010
Miscellaneous expenses	14,553

Total Expenses	9,646,647
Less: Fee waivers and/or expense reimbursements (Notes 2 and 12)	(60,713)

Net Expenses	9,585,934

Net Investment Income	47,780,017

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(2,438,523)
Futures contracts	9,912,365
Options written	2,829,830
Foreign currency transactions	40,311

Net Realized Gain	10,343,983

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(22,522,610)
Futures contracts	(1,828,218)
Options written	(1,529,849)
Foreign currencies	(120,921)

Change in Net Unrealized Appreciation/Depreciation	(26,001,598)

Net Loss on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(15,657,615)

Increase in Net Assets From Operations	$32,122,402

See Notes to Financial Statements.

34         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Statements of Changes in Net Assets (For the years ended July 31,)

	2007	2006
OPERATIONS:
Net investment income	$47,780,017	$48,489,792
Net realized gain (loss)	10,343,983	(2,687,222)
Change in net unrealized appreciation/depreciation	(26,001,598)	(29,753,831)

Increase in Net Assets From Operations	32,122,402	16,048,739

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(49,590,271)	(49,826,659)

Decrease in Net Assets From Distributions to Shareholders	(49,590,271)	(49,826,659)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	130,559,905	117,729,648
Reinvestment of distributions	32,300,338	30,784,953
Cost of shares repurchased	(244,621,684)	(393,357,041)
Net assets of shares issued in connection with merger (Note 7)	126,092,178	—

Increase (Decrease) in Net Assets From Fund Share Transactions	44,330,737	(244,842,440)

Increase (Decrease) in Net Assets	26,862,868	(278,620,360)
NET ASSETS:
Beginning of year	797,306,599	1,075,926,959

End of year*	$824,169,467	$797,306,599

* Includes undistributed net investment income of:	$8,677,848	$10,912,888

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         35

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Year	$6.64		$6.89		$6.69		$6.52		$6.32

Income (Loss) From Operations:
Net investment income	0.40		0.37		0.38		0.38		0.37
Net realized and unrealized gain (loss)	(0.10)		(0.23)		0.18		0.13		0.22

Total Income From Operations	0.30		0.14		0.56		0.51		0.59

Less Distributions From:
Net investment income	(0.42)		(0.39)		(0.36)		(0.34)		(0.37)
Return of capital	—		—		—		—		(0.02)

Total Distributions	(0.42)		(0.39)		(0.36)		(0.34)		(0.39)

Net Asset Value, End of Year	$6.52		$6.64		$6.89		$6.69		$6.52

Total Return(2)	4.41%		2.06%		8.49	%(3)	7.93%		9.53%

Net Assets, End of Year (000s)	$562,788		$532,121		$585,940		$581,193		$595,373

Ratios to Average Net Assets:
Gross expenses	1.03	%(4)	1.01%		1.04%		1.02%		1.02%
Net expenses	1.02	(4)(5)(6)	0.99	(5)	1.01	(5)	1.02		1.02
Net investment income	5.93		5.54		5.54		5.67		5.64

Portfolio Turnover Rate	198	%(7)	202	%(7)	61	%(7)	48	%(7)	311%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.02% and 1.01%, respectively (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.
(6)

As a result of a contractual expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.00% for the period March 5, 2007 through December 1, 2008.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 344%, 513%, 368%, and 357% for the years ended July 31, 2007, 2006, 2005, and 2004, respectively.

See Notes to Financial Statements.

36         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Year	$6.68		$6.93		$6.72		$6.55		$6.35

Income (Loss) From Operations:
Net investment income	0.37		0.34		0.35		0.35		0.34
Net realized and unrealized gain (loss)	(0.11)		(0.24)		0.18		0.13		0.22

Total Income From Operations	0.26		0.10		0.53		0.48		0.56

Less Distributions From:
Net investment income	(0.38)		(0.35)		(0.32)		(0.31)		(0.34)
Return of capital	—		—		—		—		(0.02)

Total Distributions	(0.38)		(0.35)		(0.32)		(0.31)		(0.36)

Net Asset Value, End of Year	$6.56		$6.68		$6.93		$6.72		$6.55

Total Return(2)	3.85%		1.52%		8.05	%(3)	7.35%		8.90%

Net Assets, End of Year (000s)	$116,963		$139,363		$232,610		$317,760		$435,139

Ratios to Average Net Assets:
Gross expenses	1.57	%(4)	1.54%		1.54%		1.54%		1.51%
Net expenses	1.57	(4)(5)	1.53	(5)	1.50	(5)	1.54		1.51
Net investment income	5.38		4.96		5.06		5.16		5.17

Portfolio Turnover Rate	198	%(6)	202	%(6)	61	%(6)	48	%(6)	311%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.55% (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.
(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 344%, 513%, 368% and 357% for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         37

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Year	$6.65		$6.90		$6.70		$6.53		$6.34

Income (Loss) From Operations:
Net investment income	0.37		0.34		0.34		0.35		0.33
Net realized and unrealized gain (loss)	(0.10)		(0.24)		0.18		0.13		0.22

Total Income From Operations	0.27		0.10		0.52		0.48		0.55

Less Distributions From:
Net investment income	(0.39)		(0.35)		(0.32)		(0.31)		(0.34)
Return of capital	—		—		—		—		(0.02)

Total Distributions	(0.39)		(0.35)		(0.32)		(0.31)		(0.36)

Net Asset Value, End of Year	$6.53		$6.65		$6.90		$6.70		$6.53

Total Return(2)	3.93%		1.54%		7.95	%(3)	7.43%		8.84%

Net Assets, End of Year (000s)	$122,439		$108,003		$127,225		$138,059		$142,647

Ratios to Average Net Assets:
Gross expenses	1.48	%(4)	1.52%		1.55%		1.55%		1.50%
Net expenses	1.48	(4)(5)	1.50	(5)	1.52	(5)	1.55		1.50
Net investment income	5.48		5.03		5.03		5.21		5.16

Portfolio Turnover Rate	198	%(6)	202	%(6)	61	%(6)	48	%(6)	311%

(1)	Per share amounts have been calculated using the average shares method.
(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.47% (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.
(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 344%, 513%, 368%, and 357% for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

38         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class I Shares(1)(2)	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Year	$6.65		$6.90		$6.69		$6.52		$6.33

Income (Loss) From Operations:
Net investment income	0.42		0.39		0.40		0.40		0.39
Net realized and unrealized gain (loss)	(0.10)		(0.23)		0.19		0.13		0.21

Total Income From Operations	0.32		0.16		0.59		0.53		0.60

Less Distributions From:
Net investment income	(0.44)		(0.41)		(0.38)		(0.36)		(0.39)
Return of capital	—		—		—		—		(0.02)

Total Distributions	(0.44)		(0.41)		(0.38)		(0.36)		(0.41)

Net Asset Value, End of Year	$6.53		$6.65		$6.90		$6.69		$6.52

Total Return(3)	4.75%		2.38%		9.01	%(4)	8.28%		9.71%

Net Assets, End of Year (000s)	$21,979		$17,820		$130,152		$133,440		$127,327

Ratios to Average Net Assets:
Gross expenses	0.71	%(5)	0.67%		0.68%		0.68%		0.67%
Net expenses	0.69	(5)(6)(7)	0.67	(6)	0.65	(6)	0.68		0.67
Net investment income	6.24		5.69		5.90		6.02		5.99

Portfolio Turnover Rate	198	%(8)	202	%(8)	61	%(8)	48	%(8)	311%

(1)	Per share amounts have been calculated using the average shares method.
(2)	As of November 20, 2006, Class Y shares were renamed as Class I shares.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.69% and 0.68%, respectively (Note 12).

(6)	Reflects fee waivers and/or expense reimbursements.
(7)

As a result of a contractual expense limitation, the ratios of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.68% for the period of March 5, 2007 through December 1, 2008.

(8)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 344%, 513%, 368%, and 357% for the years ended July 31, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         39

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Diversified Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Income Funds, a Massachusetts business trust, registered under the 1940 Act, as an open ended management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and the asked price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in market value of portfolio securities, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount

40         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

(initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         41

Notes to Financial Statements (continued)

or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised.

42         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Stripped Securities. The Fund invests in ‘‘Stripped Securities,’’ a term used collectively for stripped fixed-income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(k) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         43

Notes to Financial Statements (continued)

ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(l) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(o) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications

44         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$107,798	—	$(107,798)
(b)	(459,528)	$459,528	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes, book/tax differences in the treatment of consent fees and book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

During the year ended July 31, 2007, LMPFA waived a portion of its investment management fee in the amount of $47,984. In addition, during the year ended July 31, 2007, LMPFA reimbursed Fund expenses in the amount of $12,729.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as distributors of the Fund. LMIS is a wholly owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 4.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charge decreased from 4.50% to 4.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         45

Notes to Financial Statements (continued)

1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2007, LMIS and its affiliates received sales charges of approximately $10,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$41,000	$0	*

*Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated, effective January 1, 2006. This change will have no effect on fees previously deferred. As of July 31, 2007, the Fund had accrued $29,560 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended July 31, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments and mortgage dollar rolls) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$314,077,937	$1,520,015,918

Sales	424,375,312	1,495,306,160

At July 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,971,978
Gross unrealized depreciation	(45,809,397)

Net unrealized depreciation	$(37,837,419)

46         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

At July 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar	25	9/07	$5,923,251	$5,920,313	$(2,938)
Eurodollar	246	12/07	58,296,205	58,366,575	70,370
Eurodollar	394	3/08	93,329,382	93,634,100	304,718
LIBOR	180	9/07	43,205,484	43,011,694	(193,790)
U.S. Treasury Bond	124	9/07	13,511,620	13,647,750	136,130

					314,490

Contracts to Sell:
Australian Dollar	29	9/07	$2,429,250	$2,478,920	$(49,670)
British Pound	207	9/07	25,505,246	26,305,818	(800,572)
Canadian Dollar	57	9/07	5,382,225	5,358,570	23,655
Eurodollar	230	9/07	38,531,056	39,419,125	(888,069)
U.S. Treasury 5-Year Notes	44	9/07	4,576,217	4,640,625	(64,408)
U.S. Treasury 10-Year Notes	151	9/07	16,151,354	16,220,703	(69,349)
U.S. Treasury 10-Year Notes	15	12/07	1,561,519	1,608,984	(47,465)

					(1,895,878)

Net unrealized loss on open futures contracts					$(1,581,388)

At July 31, 2007, the Fund had the following open forward foreign currency contracts as described below:

	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	1,050,000	$1,440,124	8/8/07	$12,722
Japanese Yen	161,928,000	1,360,529	8/8/07	(19,931)

				(7,209)

Contracts to Sell:
Euro	1,050,000	$1,440,124	8/8/07	$(26,834)
Japanese Yen	161,928,000	1,360,529	8/8/07	(31,513)

				(58,347)

Net unrealized loss on open forward foreign currency contracts				$(65,556)

At July 31, 2007, the Fund held TBA securities with a total cost of $191,880,168.

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         47

Notes to Financial Statements (continued)

During the year ended July 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding July 31, 2006	5,024	$2,595,112
Options written	14,271	6,066,773
Options closed	(8,736)	(4,578,286)
Options expired	(7,251)	(2,887,217)

Options written, outstanding July 31, 2007	3,308	$1,196,382

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly. For the year ended July 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$1,409,011	$374,616	$42,224
Class B	931,523	126,729	11,635
Class C	817,247	79,292	5,941
Class I*	—	86	21

Total	$3,157,781	$580,723	$59,821

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

5.	Distributions to Shareholders by Class

	Year Ended July 31, 2007	Year Ended July 31, 2006
Net Investment Income:
Class A	$34,658,689	$32,449,765
Class B	6,949,534	9,393,528
Class C	6,652,560	6,161,028
Class I*	1,329,488	1,822,338

Total	$49,590,271	$49,826,659

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

6.	Shares of Beneficial Interest

At July 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the

48         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

distribution of its shares. Prior to April 16, 2007 the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2007		Year Ended July 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	15,488,690	$105,763,702	13,694,280	$92,536,446
Shares issued on reinvestment	3,272,972	22,220,679	3,003,884	20,228,056
Shares repurchased	(21,256,491)	(144,829,959)	(21,571,524)	(145,201,033)
Shares issued with merger	8,604,852	59,331,897	—	—

Net Increase (Decrease)	6,110,023	$42,486,319	(4,873,360)	$(32,436,531)

Class B
Shares sold	1,264,673	$8,664,156	1,528,804	$10,398,237
Shares issued on reinvestment	656,063	4,479,924	845,317	5,733,401
Shares repurchased	(10,185,262)	(69,654,873)	(15,072,512)	(102,351,244)
Shares issued with merger	5,215,999	36,178,188	—	—

Net Decrease	(3,048,527)	$(20,332,605)	(12,698,391)	$(86,219,606)

Class C
Shares sold	1,443,634	$9,852,282	1,481,144	$10,042,056
Shares issued on reinvestment	682,981	4,642,961	634,719	4,283,077
Shares repurchased	(3,950,993)	(26,851,728)	(4,307,496)	(29,083,736)
Shares issued with merger	4,318,957	29,837,098	—	—

Net Increase (Decrease)	2,494,579	$17,480,613	(2,191,633)	$(14,758,603)

Class I*
Shares sold	918,895	$6,279,765	697,515	$4,752,909
Shares issued on reinvestment	141,034	956,774	80,504	540,419
Shares repurchased	(483,999)	(3,285,124)	(16,967,298)	(116,721,028)
Shares issued with merger	107,864	744,995	—	—

Net Increase (Decrease)	683,794	$4,696,410	(16,189,279)	$(111,427,700)

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

7.	Transfer of Net Assets

Effective at the close of business on March 2, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Strategic Bond Fund, pursuant to a plan of reorganization approved by Legg Mason Partners Strategic Bond Fund shareholders. Total shares issued by the Fund and the total net assets of the Legg Mason Partners Strategic Bond Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Legg Mason Partners Strategic Bond Fund	Total Net Assets of the Fund
Legg Mason Partners Strategic Bond Fund	18,247,672	$126,092,178	$779,748,676

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         49

Notes to Financial Statements (continued)

The total net assets of the Legg Mason Partners Strategic Bond Fund before acquisition included net unrealized depreciation of $1,472,691, overdistributed net investment income of $73,056 and accumulated net realized loss of $2,168,395. Total net assets of the Fund immediately after the transfer were $905,840,854. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 08/31/2007	$0.039861	$0.036433	$0.036953	$0.041875

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2007	2006
Distributions Paid From:
Ordinary Income	$49,590,271	$49,826,659

As of July 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$8,709,948

Capital loss carryforward*	(323,929,098)
Other book/tax temporary differences (a)	2,477,122
Unrealized appreciation/(depreciation) (b)	(41,792,541)

Total accumulated earnings/(losses)—net	$(354,534,569)

*	During the taxable year ended July 31, 2007, $1,924,007 of capital loss carry forwards were transferred to the Fund as a result of the reorganization discussed in Note 7. Additionally, the Fund utilized $4,210,115 of its capital loss carryover available from prior years.

As of July 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2008	$(64,084,372)
7/31/2009	(100,900,760)
7/31/2010	(120,890,366)
7/31/2011	(38,053,600)

$(323,929,098)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts and differences between book/tax accrual of interest income on securities in default.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

50         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

9.	Regulatory Matters

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         51

Notes to Financial Statements (continued)

bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defend-

52         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Notes to Financial Statements (continued)

ants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

12.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portion of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         53

Notes to Financial Statements (continued)

presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of the costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and therefore, not subject to expense limitation agreements, if applicable.

13.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

14.	Shareholder Information

On July 24, 2007, NYSE Regulation, Inc. (“NYSE Regulation”) and the New Jersey Bureau of Securities (“NJBS”) announced they had censured and fined CGM for failing to supervise trading of mutual fund shares and variable annuity mutual fund sub-accounts, failing to prevent deceptive market timing by certain brokers on behalf of hedge-fund customers, and failing to maintain adequate books and records during the period from January 2000 to September 2003. Under the settlement with NYSE Regulation and NJBS, CGM agreed to pay a total of $50 million in disgorgement and penalties and neither admitted nor denied guilt. CGM is a distributor of the Fund. The Fund’s manager believes that this settlement will not have any effect on the financial position or results of operations of the Fund. The manager has been informed by CGM that the settlement will not affect the ability of CGM to continue to render services to the Fund under its contract.

54         Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Diversified Strategic Income Fund, a series of Legg Mason Partners Income Trust (formerly a series of Legg Mason Partners Income Funds) as of July 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Diversified Strategic Income Fund as of July 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 25, 2007

Legg Mason Partners Diversified Strategic Income Fund 2007 Annual Report         55

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Diversified Strategic Income Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	64

Board Member, American Identity

Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter)

(since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	64	None

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	64	None

56         Legg Mason Partners Diversified Strategic Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	64	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	64	None

Stephen R. Gross c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); Formerly, Partner, Capital investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	64	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	64	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1940	Trustee	Since 1992	Professor, Badson College (since 1992)	64	None

Legg Mason Partners Diversified Strategic Income Fund          57

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1945	Trustee	Since 1994	Independent Consultant (since 2001)	64	None

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	64	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1941	Trustee	Since 1990	President, George Mason University (since 1996)	64

Director of Cardinal Financial Corporation (since November 2006), Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004);

Formerly, Director,

Comshare, Inc. (information technology)

(from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year:1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	64	None

58         Legg Mason Partners Diversified Strategic Income Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA*** Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)	133	Trustee, Consulting Group Capital Markets Funds (2002-2006).

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)	N/A	N/A
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup, Inc.

Legg Mason Partners Diversified Strategic Income Fund          59

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A
David Castano Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A
Matthew Plastina Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

60         Legg Mason Partners Diversified Strategic Income Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2007:

Record Date:	Monthly	Monthly
Payable Date:	August 2006 through December 2006	January 2007 through July 2007

Federal Obligation Interest	3.97%	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Partners Diversified Strategic Income Fund         61

Legg Mason Partners

Diversified Strategic Income Fund

TRUSTEES

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA,
    Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund
    Advisor, LLC

SUBADVISERS

Western Asset Management
    Company
Western Asset Management
    Company Limited

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and
    Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Diversified Strategic Income Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason

Investor Services, LLC

Member FINRA, SIPC

FD01184 9/07	SR07-406

Legg Mason Partners Diversified Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS DIVERSIFIED STRATEGIC INCOME FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2006 and July 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $257,200 in 2006 and $169,800 in 2007.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $28,171 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Funds and for the audit procedures performed in connection with the Tender Options Bonds.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $31,600 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $0 in 2006 and $8,800 in 2007. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following dates: December 1, 2006, February 2, 2007, March 2, 2007 and March 16, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h)	Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Income Trust

Date: October 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of Legg Mason Partners Income Trust

Date: October 4, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of Legg Mason Partners Income Trust

Date: October 4, 2007